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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) July 18, 2006
S&T Bancorp, Inc. ____________________________________________________________ (Exact Name of Registrant as Specified in its Charter)
Pennsylvania _________________ (State or Other Jurisdiction of Incorporation)	0-12508 _________________ (Commission File Number)	25-1434426 _________________ (IRS Employer Identification No.)

43 South Ninth Street, Indiana, PA __________________________________________ (Address of Principal Executive Offices)	15701 ___________________ Zip Code

Registrant's telephone number, including area code	(800) 325-2265 ___________________

Item 2.02 - Results of Operations and Financial Condition

     On July 18, 2006, S&T Bancorp, Inc. announced by press release its earnings for the second quarter and six months ended June 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in this Report on form 8-K is furnished pursuant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits (c) Exhibits (99.1) Press Release
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.
July 18, 2006	S&T Bancorp, Inc. /s/ Robert E. Rout_______________ Robert E. Rout Senior Executive Vice President, Chief Financial Officer and Secretary